Taxes Payable - Summary of taxes payable (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)
Taxes Payable [Abstract]
VAT payable	¥ 17,140		¥ 23,225
Withholding individual income taxes for employees	9,389		10,840
Enterprise income taxes payable	5,888		11,253
Others	5,186		7,463
Total	¥ 37,603	$ 5,152	¥ 52,781